Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions

2. Acquisitions

Recent Acquisitions

For the acquisitions described below, the Company has made these acquisitions pursuant to its business strategy of expanding storefront operations for its pawn business in the United States. Goodwill arising from these acquisitions consists largely of the synergies and economies of scale expected from combining the operations of the Company and the pawn lending locations acquired through these acquisitions in the retail services segments. All goodwill associated with these acquisitions is expected to be deductible for tax purposes.

Acquisition of 41 Pawn Lending Locations in Texas

In August 2013, the Company completed the acquisition of a chain of pawn lending locations in Texas that included 41 operating locations and the rights to one additional Texas pawn lending location (that was under construction but not open for business at the time of the acquisition), all of which were acquired from TDP Superstores Corp. and operate primarily under the name “Top Dollar Pawn.” The aggregate consideration paid for the acquisition was approximately $103.7 million, including consideration for non-competition covenants. The acquisition price was paid in cash and funded by available cash and through the Company's line of credit. The Company incurred approximately $0.4 million of acquisition costs related to the acquisition, which were expensed. The activities and goodwill related to this acquisition are included in the results of the Company's retail services segment.

The allocation of the purchase price for this acquisition is as follows (dollars in thousands):

Pawn loans	$14,468
Merchandise acquired	8,024
Pawn loan fees and service charges receivable	2,094
Property and equipment	4,230
Goodwill	62,335
Intangible assets (a)	14,404
Other assets	383
Other liabilities	(829)
Customer deposits	(1,365)
Total consideration paid for acquisition, net of cash acquired	$103,744

Includes $11.9 million related to customer relationships being amortized over seven years and $2.5 million related to a non-competition agreement being amortized over 10 years.

Pending Acquisition of 34 Pawn Lending Locations in Georgia and North Carolina

       In August 2013, the Company signed an asset purchase agreement for the acquisition of substantially all of the assets of a 34-store chain of pawn lending locations in Georgia and North Carolina (31 locations in Georgia and three locations in North Carolina) owned by PawnMart, Inc. and operating primarily under the PawnMart brand in both markets. The Company estimates the aggregate purchase price of the acquisition to be approximately $62.0 million, including consideration for certain non-competition covenants. The purchase price is expected to be paid in cash and funded through borrowings under the Company's line of credit. The purchase price may be adjusted based on the aggregate value of the pawn loan balance and merchandise inventory balance held by the seller at closing. The closing of the transaction is subject to the satisfaction of certain closing conditions, such as the receipt of certain approvals to be obtained by the seller and its parent company, Xponential, Inc., licensing and the receipt of certain regulatory approvals. If all conditions are satisfied, the closing of the acquisition is expected to occur in the fourth quarter of 2013.

3. Acquisitions

The Company's acquisitions for the years ended December 31, 2012, 2011 and 2010 are described below. The Company has made all acquisitions pursuant to its business strategy of expanding storefront operations for its pawn business in the United States and Latin America and expanding its product offerings in its e-commerce segment. Goodwill arising from these acquisitions consists largely of the synergies and economies of scale expected from combining the operations of the Company and these acquisitions in the retail services and e-commerce segments.

Acquisition of Nine-Store Chain of Pawn Lending Locations in Arizona

On October 8, 2012, the Company's wholly-owned subsidiary, Cash America, Inc. of Nevada, entered into an agreement to acquire substantially all of the assets of a nine-store chain of pawn lending locations in Arizona owned by Ca$h Corporation, Pawn Corp #1, Inc., Pawncorp #2, Inc. and Pawncorp #4, Inc. The aggregate cash consideration paid in 2012 for this transaction, which was funded with borrowings under the Company's line of credit, was approximately $15.4 million. The closing for the transaction occurred on October 25, 2012. The Company incurred an immaterial amount of acquisition costs related to the acquisition. The activities and goodwill related to this acquisition are included in the results of the Company's retail services segment, which is further described in Note 21.

The allocation of the purchase price for this acquisition is as follows (dollars in thousands):

Pawn loans	$3,887
Merchandise held for disposition	712
Pawn loan fees and service charges receivable	509
Property and equipment	200
Goodwill	7,662
Intangible assets	2,500
Other assets	103
Customer deposits	(14)
Net assets acquired	$15,559
Cash consideration payable as of acquisition date	(128)
Total cash paid for acquisition as of acquisition date	$15,431

Acquisition of 25-Store Chain of Pawn Lending Locations in Kentucky, North Carolina and Tennessee

On September 27, 2012, the Company and three of its wholly-owned subsidiaries, Cash America, Inc. of Tennessee, Cash America, Inc. of North Carolina and Cash America, Inc. of Kentucky, entered into an agreement to acquire substantially all of the assets of a 25-store chain of pawn lending locations located in Kentucky, North Carolina, and Tennessee owned by Standon, Inc., Casa Credit, Inc., Classic Credit, Inc. and Falcon Credit, Inc. As of that date, the Company assumed the economic benefits of all of these pawnshops by operating them under management agreements that commenced on September 27, 2012, and the final agreement terminated on December 16, 2012. The aggregate cash consideration for the transaction, which was funded with borrowings under the Company's line of credit, was approximately $55.1 million, of which $52.0 million was paid in September 2012. The remaining $3.1 million of consideration was paid during the fourth quarter of 2012. The Company incurred an immaterial amount of acquisition costs related to the acquisition. The activities and goodwill related to this acquisition are included in the results of the Company's retail services segment.

The allocation of the purchase price for this acquisition is as follows (dollars in thousands):

Pawn loans	$7,057
Merchandise held for disposition	7,534
Pawn loan fees and service charges receivable	1,506
Property and equipment	631
Goodwill	31,521
Intangible assets	8,000
Customer deposits	(1,158)
Total consideration paid for acquisition	$55,091

Pawn Partners Acquisition

The Company's wholly-owned subsidiary, Cash America, Inc. of Nevada, entered into an agreement to acquire substantially all of the assets of Pawn Partners, Inc., Pawn Partners -Tucson, Inc., Pawn Partners—Tucson II, Inc., Pawn Partners—Tucson 3, Inc., Pawn Partners—Tucson 4, Inc. and Pawn Partners—Yuma, Inc. (collectively, “Pawn Partners”) on November 22, 2011 (the “Pawn Partners acquisition”), the final closing for which was to occur following receipt of all applicable licensing and regulatory approvals; however, the Company assumed the economic benefits of these pawnshops by operating them under a management arrangement that commenced on November 30, 2011. Pawn Partners operated a seven-store chain of pawn lending locations as franchised Cash America locations under the name “SuperPawn.” The seven locations are located in Tucson, Flagstaff and Yuma, Arizona. The Company obtained all regulatory licenses in the first quarter of 2012 and terminated the management arrangement. Prior to the acquisition, these locations were operated as franchised Cash America locations under the name “SuperPawn.” The Company paid aggregate consideration of $53.6 million, of which $49.3 million was paid during 2011, with the remaining $4.3 million paid in 2012, which was related to the receipt of the regulatory licenses described above. The Company incurred acquisition costs of $0.1 million related to the acquisition. The activities and goodwill related to this acquisition are included in the results of the Company's retail services segment.

The purchase price of the Pawn Partners acquisition was allocated as follows (dollars in thousands):

Pawn loans	$10,657
Merchandise held for disposition	5,485
Pawn loan fees and service charges receivable	1,424
Property and equipment	70
Goodwill	26,679
Intangible assets	9,570
Other liabilities	(99)
Customer deposits	(225)
Net assets acquired	$53,561
Cash consideration payable	(4,300)
Total cash paid for acquisition as of December 31, 2011	$49,261
Cash paid in 2012 upon receipt of regulatory licenses	4,300
Total consideration paid for acquisition	$53,561

Maxit

The Company's wholly-owned subsidiary, Cash America, Inc. of Nevada, completed the purchase of substantially all of the assets (the “Maxit acquisition”) of Maxit Financial, LLC (“Maxit”) on October 4, 2010. Maxit owned and operated a 39-store chain of pawn lending locations in Washington and Arizona under the names “Maxit” and “Pawn X-Change.” Per the terms of the Asset Purchase Agreement, the acquisition consideration consisted of a cash payment of approximately $58.2 million, which was funded with borrowings under the Company's line of credit, and 366,097 shares of the Company's common stock, with a fair value of $10.9 million as of the closing date. In addition, the Company incurred acquisition costs of $1.5 million related to the acquisition, which were included in “Operations and administration expenses” in the consolidated statements of income. The activities and goodwill of Maxit are included in the results of the Company's retail services segment.

The purchase price of Maxit was allocated as follows (dollars in thousands):

Pawn loans	$20,714
Merchandise acquired	6,217
Pawn loan fees and service charges receivable	2,268
Property and equipment	7,578
Goodwill	26,246
Intangible assets	7,500
Other assets	80
Other liabilities	(1,426)
Customer deposits	(149)
Total consideration paid for acquisition, net of cash acquired	$69,028
Restricted stock paid for acquisition	(10,854)
Total cash paid for acquisition, net of cash acquired	$58,174

Prenda Fácil

       The Company, through its wholly-owned subsidiary, Cash America of Mexico, Inc., completed the acquisition of 80% of the outstanding stock of Creazione, which operated retail services locations in Mexico under the name “Prenda Fácil,” in December 2008. The Company paid an aggregate initial consideration of $90.5 million, net of cash acquired, of which $82.6 million was paid in cash, including acquisition costs of approximately $3.6 million. The remainder of the initial consideration was paid in the form of 391,236 shares of the Company's common stock with a fair value of $7.9 million as of the closing date. The Company also agreed to pay a supplemental earn-out payment in an amount based on a five times multiple of the consolidated earnings of Prenda Fácil's business as specifically defined in the Stock Purchase Agreement (generally earnings before interest, income taxes, depreciation and amortization expenses denominated in its local currency) for the twelve-month period ending June 30, 2011, reduced by amounts previously paid. The calculation of the supplemental payment produced an amount that was zero; therefore, no supplemental payment was required or made pursuant to the terms of the Stock Purchase Agreement. The Company paid post-closing acquisition costs of $0.3 million, resulting in a total of $82.9 million paid in cash for the acquisition, net of cash acquired.

The activities of Prenda Fácil (now known as Cash America casa de empeño) are included in the results of the Company's retail services segment.

       See Note 4 for further discussion of the Company's Mexico-based pawn operations, including the Mexico Reorganization and the Company's purchase of the remaining 20% of the outstanding stock of Creazione during 2012.

Debit Plus, LLC (formerly known as Primary Innovations, LLC)

On July 23, 2008, the Company, through its wholly-owned subsidiary, Primary Cash Holdings, LLC (now known as “Debit Plus, LLC,” or “Debit Plus”), purchased substantially all the assets of Primary Business Services, Inc., Primary Finance, Inc., Primary Processing, Inc. and Primary Members Insurance Services, Inc. (collectively, “PBSI”). PBSI, among other things, provided loan processing services for, and participated in receivables associated with, a bank-issued MLOC made available on certain stored-value debit cards issued by banks. The purchase price consisted of approximately $5.6 million in cash, of which approximately $4.9 million was used to repay a loan made to PBSI prior to the acquisition, and transaction costs of approximately $0.3 million.

The Company also agreed to pay up to eight supplemental earn-out payments during the four-year period after the closing, with measurement dates of December 31 and June 30 of each year. Supplemental payments of approximately $23.9 million were paid in cash in 2009 and 2010. The final measurement date was June 30, 2012, and the total consideration paid, including all supplemental payments, for Debit Plus was $24.9 million. All of the supplemental payments associated with the earn-out were accounted for as goodwill, which reflects the expected future benefits to be realized through expansion of the PBSI platform to expand the customer base and product offering.

The activities of Debit Plus are included in the results of the Company's e-commerce segment, which is further described in Note 21.

Other

In addition to the acquisitions discussed above, the Company acquired three, one and five domestic retail services locations for $3.2 million, $0.3 million and $2.9 million during the years ended December 31, 2012, 2011 and 2010, respectively.

In addition to the acquisitions noted above, the Company's e-commerce segment also acquired approximately $0.2 million of intangible assets during the year ended December 31, 2012.